AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (“Agreement”) is made and entered into as of the Effective Date (as hereinafter defined) between U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17 (“Seller”) and Hartman XX Limited Partnership, a Texas limited partnership, its successors or assigns (“Purchaser”).

In consideration of the mutual covenants, undertakings and agreements contained below, Seller and Purchaser covenant, undertake and agree as follows:

Section 1.

Agreement to Sell.  Seller hereby agrees to sell to Purchaser, and Purchaser hereby agrees to purchase from Seller, for the Purchase Price (as hereinafter defined) on and subject to the terms and conditions set forth in this Agreement, all of Seller’s right, title and interest in and to the following:

A.

The real property (“Real Property”) located at (i) 15840 Farm to Market Road 529, Houston, Harris County, Texas 77095 and commonly known as Copperfield Building, more particularly described on Exhibit ”A” attached hereto and made a part hereof as Tract 1, and (ii) 5870 Highway 6 North, Houston, Harris County, Texas 77084, and commonly known as Timbercreek Atrium, more particularly described on Exhibit “A” attached hereto and made a part hereof as Tract 2, together with all structures and improvements thereon, all fixtures therein or thereto and all privileges, easements and appurtenances pertaining thereto, including all of Seller’s right, title and interest in and to any adjacent or adjoining streets, alleys, or rights-of-ways and any strips or gores or any mineral rights, utilities, licenses and permits;

B.

All personal property, construction materials, supplies, fixtures, equipment and other personal property of every kind, character and description owned by Seller located on, attached to, and used in connection with the Real Property, but excluding any personal property that is leased (the “Personal Property”);

C.

All roads, streets, alleys, water privileges, association rights and easements belonging or appurtenant to the Real Property;

D.

All buildings, fixtures, mechanical systems and other improvements (“Improvements”) located on the Real Property;

E.

All of Seller’s interest, as landlord, in the written leases and tenancies granting any leasehold interest in the Real Property (including all amendments, supplements, guaranties) if any (collectively, the “Leases”), together with all security deposits and letters of credit in Seller’s or Seller’s representatives’ possession or control due to the tenants at the Real Property, if any (“Security Deposits”), all general ledger(s), accounting records and tenant files in Seller’s possession or control, with respect to or relating to the Real Property or the Personal Property (the “Records”);

F.

The rights of Seller, if any, to the names “Timbercreek Atrium” and “Copperfield Building” (“Name”) currently used for the Real Property;

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G.

All licenses, permits, approvals, variances and similar documents, plans, drawings, specifications and surveys in Seller’s or Seller’s representatives’ possession or control with respect to the Real Property, to the extent assignable without expense to Seller (the “Permits”), subject to the provisions of applicable legal requirements; and

H.

All assignable service and maintenance contracts and equipment leases relating to the Real Property that are in Seller’s or Seller’s representatives’ possession (“Contracts”).

All of the above-described property interests are collectively referred to herein as the “Property”.  Notwithstanding anything contained herein to the contrary, the Property does not include, and Seller will not convey to Purchaser (and may expressly exclude from any conveyance document) the following:  (i)  any appraisals, budgets or economic evaluations of, or projections with respect to, all or any portion of the Property, and (ii) any documents, materials or information that are subject to attorney/client work product or similar privilege, that constitute attorney communications with respect to the Property and/or Seller, or that are subject to a confidentiality agreement (collectively, the “Excluded Assets”).

Section 2.

Purchase Price and Earnest Money.

A.

The aggregate purchase price (“Purchase Price”) to be paid by Purchaser to Seller for the Property is Five Million Four Hundred Thousand and No/100 Dollars ($5,400,000.00).

B.

The Purchase Price shall be payable in cash or wire transfer at the Closing (as hereinafter defined).

C.

Within one (1) business day after the Effective Date (as hereinafter defined), Purchaser shall deliver to Zodiac Title Services LLC, 300 Broadhollow Road, Suite 100W, Melville, New York  11747 (“Zodiac”, “Title Company” or “Escrow Agent”, as applicable), Attn:  Chris Garcia, Transaction Manager; Phone: (631) 377-4080; Email: cgarcia@ztitle.com, a signed copy of this Agreement and a wire transfer to the Escrow Agent in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the “Earnest Money”).  The Earnest Money shall be held in escrow in an interest-bearing account in accordance with the provisions hereof.  By not later than the end of the Review Period (hereinafter defined), Purchaser shall either (i) notify Seller in writing that Purchaser no longer wishes to purchase the Property in accordance with the terms and provisions of this Agreement, in which event the Escrow Agent shall return the Earnest Money to Purchaser and Purchaser and Seller shall have no further obligations under this Agreement other than obligations which expressly survive termination of this Agreement, (collectively, the “Surviving Obligations”), or (ii) should Purchaser fail to notify Seller in writing that Purchaser no longer wishes to purchase the Property, Purchaser shall be deemed to have elected to purchase the Property in accordance with the terms of this Agreement and the Earnest Money and any interest thereon shall become nonrefundable to Purchaser except as expressly provided in Sections 3.B., 6.D., 12.B., 17.B. and 18.B. hereof.  All interest earned on the Earnest Money shall be deemed a part of the Earnest Money for the purposes of this Agreement and shall be deemed included within the defined term “Earnest Money” herein.  If the transaction contemplated hereby is consummated in accordance with the terms and provisions hereof, the Earnest Money shall be applied to the Purchase Price at the Closing.  If the transaction is not so consummated, the Earnest Money shall be held and delivered by the Escrow Agent as herein provided.  If Purchaser fails to timely deliver the Earnest Money as specified in the first sentence of this Section 2.C., Seller shall have the unilateral right, to be exercised by Seller in its sole discretion,

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to terminate this Agreement by providing written notice thereof to Purchaser, whereupon neither party shall have any further obligations under this Agreement except the Surviving Obligations.

D.

Contemporaneously with the execution of this Agreement, Purchaser shall deliver to Escrow Agent for delivery to Seller the amount of Five Hundred and No/100 Dollars ($500.00) (“Independent Contract Consideration”), which amount the parties bargained for and agreed to as consideration for Seller’s execution, delivery and performance of this Agreement.  The Independent Contract Consideration shall be delivered to Escrow Agent by wire transfer, and the Escrow Agent is hereby instructed to deliver same to Seller on demand.  This Independent Contract Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement, is nonrefundable, and shall be retained by Seller notwithstanding any other provision of this Agreement.

Section 3.

Title Commitment.

A.

Within three (3) business days of the Effective Date, Seller shall deliver to Purchaser:

1.

An Owner’s Commitment for Title Insurance (the “Title Commitment”) from the Title Company through the Escrow Agent which Title Commitment shall bind the Title Company to issue at Closing an Owner’s Policy of Title Insurance on the standard form of policy prescribed for use in the state where the Real Property is located in the full amount of the Purchase Price, except that (i) the exception as to areas and boundaries may, at the option and sole expense of Purchaser, be limited to “shortages in area”; (ii) the exception relating to restrictive covenants shall be deleted, or modified to reflect any applicable restrictive covenants; and (iii) the exception as to taxes shall be modified to refer to taxes for the year in which the Closing occurs (the “Owner Policy”); and

2.

A legible copy of all documents referred to in the Title Commitment, including but not limited to plats, reservations, restrictions, and easements (“Title Documents”).

B.

Purchaser may evaluate the status of title as reflected in the Title Commitment, the Title Documents and the survey referenced on Exhibit ”B” (the “Survey”) pursuant to Section 6 below.  Any new survey obtained by Purchaser or updates to the existing Survey shall be at Purchaser’s sole cost and expense.  On or before the tenth (10th) business day prior to the last day of the Review Period, Purchaser will deliver to Seller a listing of those exceptions in the Title Commitment which are not acceptable to Purchaser (an “Objection Letter”).  Although Seller may elect in its sole and absolute discretion to cure or attempt to cure any one or more of Purchaser’s objections specified in the Objection Letter, Purchaser acknowledges and agrees that Seller has no obligation to cure any such objections.  If Purchaser timely provides an Objection Letter to Seller, Seller shall, within five (5) business days after receipt of such Objection Letter, notify Purchaser which objections, if any, that Seller has elected to cure or cause to be cured before Closing.  Failure of Seller to timely provide such notice shall be deemed confirmation that Seller has elected not to cure such objections.  If Seller chooses not to cure any of the objections set forth in the Objection Letter then Purchaser shall have the option, to be exercised on or before the expiration of the Review Period, of either (i) terminating this Agreement by giving a written termination notice to Seller, at which time the Escrow Agent shall promptly return the Earnest Money to Purchaser and the parties shall have no further rights or obligations hereunder except as otherwise expressly provided herein, or (ii) waiving the uncured objections by proceeding to Closing and thereby be deemed to have approved Purchaser’s title as shown in the Title Commitment, Title Documents and the Survey, if any, and

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any such uncured objections shall become Permitted Encumbrances (as hereinafter defined) for all purposes hereunder.  Failure by Purchaser to respond to Seller by the expiration of the Review Period shall be deemed Purchaser’s election to waive the applicable objection(s), which shall become “Permitted Encumbrances”.

C.

During the term of this Agreement, Seller shall not cause title to the Real Property to differ materially from the condition of title as approved by Purchaser pursuant to the foregoing.  If, after the end of the Review Period through the Closing, the Title Company issues an updated Title Commitment that contains any bona fide new exception to title of the Real Property which is not otherwise a Permitted Encumbrance (“New Encumbrance”), then Purchaser shall have five (5) business days after its receipt of such updated Title Commitment to object to such New Encumbrance by delivering written notice thereof to Seller (“New Encumbrance Objection Letter”).  If Purchaser timely delivers a New Encumbrance Objection Letter to Seller, Seller shall, within five (5) business days after its receipt of same, notify Purchaser if Seller has elected to cure or cause to be cured such New Encumbrance before Closing.  Failure of Seller to timely provide such notice shall be deemed confirmation that Seller has elected not to cure such New Encumbrance.  If Seller chooses not to cure any New Encumbrance specified in the New Encumbrance Objection Letter, then Purchaser shall have the option, to be exercised within five (5) business days following Purchaser’s receipt of the Seller’s notice (or deemed notice), of either (i) terminating this Agreement by giving a written termination notice to Seller, at which time the Escrow Agent shall promptly return the Earnest Money to Purchaser and the parties shall have no further rights or obligations hereunder except as otherwise expressly provided herein, or (ii) waiving the uncured objections by proceeding to Closing, and the New Encumbrance shall thereafter be a “Permitted Encumbrance”.

D.

Zodiac, an affiliate of C-III Asset Management LLC, is providing title insurance and escrow services under this Agreement.  Purchaser certifies that it was not required to use Zodiac and that it was given, but declined, the opportunity to engage an alternative title insurance company or escrow agent.

Section 4.

Review Items; Estoppel Certificates.

A.

Review Items.  Within three (3) business days after the Effective Date, Seller shall furnish to Purchaser the items listed on Exhibit ”B” attached hereto and made a part hereof for all purposes.

B.

Estoppel Certificates.  Within ten (10) business days after the expiration of the Review Period, Seller agrees to submit or cause its property manager to submit to tenants under the Leases a request for such tenants to execute and deliver a tenant estoppel certificate in substantially the form attached hereto as Exhibit “C”, or as required by the applicable Leases (each, a “Tenant Estoppel”).  Seller agrees to use its commercially reasonable efforts (at no cost to Seller) to obtain, from each of the subject tenants, a completed and signed Tenant Estoppel (taking into consideration that any Lease may not require a tenant to provide the requested estoppel and/or may not specify a time frame for such tenant’s delivery of same).  Promptly after receipt of any such Tenant Estoppel, Seller shall provide Purchaser with a copy of same.  Receipt of one or more executed Tenant Estoppels shall not be a condition to Purchaser’s obligation to consummate the transaction contemplated hereunder.

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Section 5.

Closing.

A.

The Closing (“Closing”) of the sale of the Property by Seller to Purchaser shall occur in the office of the Escrow Agent or at such other location as may be agreed to in writing by Purchaser and Seller no later than fifteen (15) days following the expiration of the Review Period, unless such date is changed in writing signed by Seller and Purchaser (such date, as the same may be so changed being referred to herein as the “Closing Date”).

B.

At the Closing, all of the following shall occur, all of which shall be deemed concurrent conditions:

1.

Seller, at Seller’s sole cost and expense, shall deliver or cause to be delivered to Escrow Agent the following:

a.

A Special Warranty Deed (“Deed”), in substantially the form attached hereto as Exhibit ”D” and made a part hereof, fully executed and acknowledged by Seller, conveying to Purchaser title to the Real Property, subject to any municipal or other governmental zoning laws, regulations and ordinances, if any, affecting the herein-described Property and the Permitted Encumbrances, as defined in Section 6 hereof;

b.

An Assignment and Assumption of Leases and Contracts affecting the Property, in substantially the form attached hereto as Exhibit ”E” and made a part hereof (the “Assignment and Assumption”) duly executed by Seller;

c.

A Bill of Sale and Assignment for the Personal Property (without warranties or representations), the Permits, and the Name in substantially the form attached hereto as Exhibit ”F” and made a part hereof (the “Bill of Sale”) duly executed by Seller;

d.

A Tenant Notification Letter in the form attached hereto as Exhibit “G” and made a part hereof to be sent by Purchaser to each tenant under the Leases promptly upon Closing and notifying such tenants of the change in ownership and instructing such tenants to perform all future obligations to Purchaser, in form satisfactory to Purchaser and Seller;

e.

Evidence reasonably satisfactory to the Title Company that the person executing the closing documents on behalf of Seller has full right, power, and authority to do so;

f.

The Rent Roll provided by Seller’s property manager (the “Rent Roll”);

g.

A proper affidavit by Seller, providing Seller’s U.S. taxpayer identification number and stating that Seller is not a “foreign person” as defined in 26 U.S.C. Section 1445;

h.

A Seller’s Affidavit in substantially the form of Exhibit “H” attached hereto and incorporated herein (the “Title Affidavit”) duly executed by Seller; and

i.

Such information as Escrow Agent may reasonably require in order to prepare a closing statement showing the Purchase Price and any adjustments thereto (the “Settlement Statement”).

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2.

Purchaser, at Purchaser’s sole cost and expense, shall deliver or cause to be delivered to Escrow Agent the following:

a.

A wire transfer, payable to the order of the Escrow Agent in an amount of money equal to the Purchase Price less the Earnest Money, subject to adjustments as provided in this Section 5;

b.

Evidence reasonably satisfactory to Seller and the Title Company that the person executing the closing documents on behalf of Purchaser has full right, power, and authority to do so;

c.

The Assignment and Assumption, the Bill of Sale, and the Tenant Notice Letter all duly executed by Purchaser;

d.

Such information as Escrow Agent may reasonably require in order to prepare the Settlement Statement; and

e.

Such other documents and agreements as may be reasonably required to consummate the transaction contemplated hereby.

3.

Seller and Purchaser shall each pay their respective attorneys’ fees and one half of the escrow fees.  Seller shall pay for the base premium of the Owner Policy in the amount of the Purchase Price (excluding the cost of any endorsements or survey deletion).  Purchaser shall pay all recording fees, transfer taxes or documentary stamps associated with the recordation of the Deed, tax certificates and the premiums for endorsements to the Owner Policy and/or survey deletion required by Purchaser, if any.

C.

All prorations for the Settlement Statement shall be calculated as of the Closing Date (with Seller’s portion covering the period through the day immediately prior to the Closing Date and Purchaser’s portion commencing on and including the Closing Date), except as Seller and Purchaser may otherwise agree in writing (which agreement may take the form of Seller’s and Purchaser’s written approval of the Settlement Statement), on payments and invoices received as of the Calculation Date, as hereinafter defined.  Rentals and invoices that are subsequently received, and that cover periods both before and after Closing with respect to items to be prorated hereunder, will be apportioned and paid to the appropriate recipient after Closing as provided herein.

D.

Current ad valorem and similar real estate taxes, installments of governmental assessments, and personal property taxes, relating to the Property on a “due” date basis as of the Closing Date (with the Closing Date deemed the first day of ownership by Purchaser) (the “Property Taxes”).  If the amount of such Property Taxes cannot be determined at the Closing, they shall be apportioned on the basis of the most recently attainable tax bill.  As to Property Taxes that have not been paid before Closing, Seller will either (i) give Purchaser a credit at closing for an amount equal to that portion of the Property Taxes which relates to the period before Closing (taking into account any previous payments for the period in question) or (ii) pay to the applicable taxing authorities an amount equal to that portion of the Property Taxes which relates to the period before Closing (taking into account any previous payments for the period in question), and Purchaser shall then pay the remaining portion of the Property Taxes prior to their becoming delinquent.  There shall be no re-proration of the Property Taxes after the Closing.

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E.

In the event that an application for a real estate tax abatement or reduction is not filed by Seller prior to the Closing for the tax year in which Closing occurs, then Purchaser shall have the exclusive right, following Closing, to file and prosecute such application with respect to the year in which Closing occurs.  If such application has been filed by Seller prior to Closing, and Closing occurs prior to the day which marks the midpoint of the tax year, Purchaser shall also have the exclusive right to continue the prosecution of said application.  The amount of any abatement or reduction actually obtained, less the cost of obtaining the same, shall be apportioned between the parties based on their relative periods of ownership of the Property during the calendar year in which Closing occurs and an appropriate payment (the “Tax Abatement Payment”) shall be made to the other party within fifteen (15) business days after any abatement or reduction for the year in which Closing occurs becomes effective.  To the extent that tenants are entitled to reimbursement under the Leases on account of any such abatement or reduction attributable to the period prior to Closing, any Tax Abatement Payment due Seller may be reduced by the amounts actually paid to or credited to tenants, provided that Purchaser has provided evidence reasonably satisfactory to Seller that such amount has been paid or credited.

F.

All rentals, including amounts paid in respect of common area maintenance costs and other operating expenses of the Property, actually received by Seller for the month in which the Closing occurs shall be prorated through the Settlement Statement as of the Closing Date.  Except as Seller and Purchaser may otherwise agree in writing (which agreement may take the form of Seller’s and Purchaser’s written approval of the Settlement Statement), such prorations shall be calculated using the information available to Seller’s property manager as of the Closing Date (the “Calculation Date”).

a.

To the extent actually received by Seller prior to the Calculation Date, Seller shall deliver to Purchaser at the Closing all advance payments or rentals that are due for a period that is subsequent to the month in which the Closing occurs.

b.

All rentals and other sums due during the month in which the Closing occurs that are received by either party after the Calculation Date shall be prorated as of the Closing Date and paid to the respective party forty-five (45) days after Closing.  Any rents or portion thereof based upon a percentage of a tenant’s or licensee’s gross sales during a specified period which are paid monthly by tenants or licensees on account of estimated amounts for the current period which are subject to reconciliation after Closing, shall be prorated at Closing based on such estimates and re-prorated after Closing when such amounts are finally determined.

c.

All prorations of rentals, including amounts paid in respect of common area maintenance costs and other operating expenses of the Property, shall be final at Closing and shall not be subject to post-Closing reconciliation or correction except as specifically provided herein.

G.

All rentals and other sums which are owed to Seller by tenants or licensees of the Property for periods prior to the month in which Closing occurs and received by Purchaser after the Closing Date shall be paid in full to Seller, less any reasonable collection expenses, when received by Purchaser; provided, however, that Purchaser shall not be obligated to collect such sums but will use its best efforts to collect such sums.  All rentals and other sums which are owed to Purchaser by tenants or licensees of the Property for periods after the month in which Closing occurs (“Post Closing Rents”) and received by Seller during the period from the Calculation Date to day forty (40) after the Closing Date shall be paid in full to Purchaser.  Any

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Post Closing Rents received by Seller on or after the fortieth (40th) day after Closing shall be returned to the remitting party.  To the extent rentals received by either party after the Closing Date are remitted to the other party by check payable to the remitting party, such check shall be endorsed to the other party, without any limiting endorsement such as “without recourse,” but the remitting party shall have no liability for any such check.

H.

Amounts owing, prepaid or received by Seller on all (i) Contracts expressly assumed by Purchaser and assigned to Purchaser hereunder, and (ii) contacts and service agreements which provide services to the Purchaser and/or Property post-Closing, shall be apportioned as of the Closing.  Notwithstanding the foregoing, all leasing and/or property management contracts shall be expressly excluded from the foregoing prorations.

I.

Charges for utilities serving the Property shall be determined as of the Closing Date.  Purchaser shall be responsible for all utility charges for the period on or after the Closing Date.  Seller shall be responsible for all utility charges for the period through and including the day preceding the Closing Date.  Purchaser shall be responsible to ensure that all such utilities are switched over into the name of Purchaser as of the Closing Date, or as soon as possible thereafter, provided that Seller shall, at no cost to Seller, take all commercially reasonable actions necessary to assist Purchaser in accomplishing same.  However, after the lapse of forty-eight (48) hours following the Closing, Seller may terminate any utility service that Purchaser has not transferred out of Seller’s name into Purchaser’s name.  Purchaser hereby indemnifies Seller for, and holds Seller harmless from, any resulting consequence of such utility service termination.

J.

All utility deposits for the benefit of Seller (power, water, sewer, etc.) shall at all times remain the property of Seller and shall be refunded to Seller by the deposit holder upon the Closing (or within a reasonable time thereafter), and Purchaser shall take all commercially reasonable actions necessary to ensure the prompt release of all such deposits to Seller.

K.

Upon Closing, Seller shall deliver to Purchaser at the Real Property (i) exclusive possession of the Property (including all keys to the Property in Seller’s possession or control), subject to the Permitted Encumbrances and the Leases; (ii) all original Leases and amendments thereto to the extent they are in Seller’s or Seller’s representatives’ possession; and (iii) all original Contracts and amendments thereto to the extent they are in Seller’s or Seller’s representatives’ possession, and (iv) all documents comprising the Records that are in Seller’s possession.

L.

Upon Closing, Seller shall transfer to Purchaser all Security Deposits (including all letters of credit) to the extent they are held by Seller or Seller’s representatives and have not been applied by Seller prior to Closing, which shall include all such monies held under any Lease entered into during Seller’s ownership of the Property (whether refundable or non-refundable), or give Purchaser a credit at Closing therefor.

M.

Upon Closing, Seller shall pay in full the contract for the mechanical equipment it presently leases under a lease with option to purchase.

N.

In the event of mathematical error on the Settlement Statement or in the calculation of pro rations the Settlement Statement, the same shall be promptly adjusted when determined and the appropriate party paid any monies owed, provided that on the forty-fifth (45th) day after Closing, such amounts shall be considered final except as otherwise specifically set forth herein.

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O.

This Section 5 shall survive Closing.

Section 6.

Conditions to Performance.

A.

Purchaser’s obligation to consummate the transaction contemplated herein shall be contingent and specifically conditioned, until 5:00 p.m., Dallas, Texas time on the  twenty-fifth (25th) day from the Effective Date of this Agreement (the “Review Period”), upon Purchaser, in Purchaser’s sole and absolute discretion, being satisfied with and accepting consistent with Section 3 above, the status of the title to the Real Property as shown by the Title Commitment, Title Documents and Survey.  The term “Permitted Encumbrance” shall include and be limited to: (a) all exceptions and encumbrances to title revealed by the Survey or the Title Commitment (b) the standard printed exceptions contained in the Title Commitment or the Owner Policy delivered at Closing, (c) the Leases, Contracts and other contracts affecting the Real Property, and any Leases or other contracts entered into after the Effective Date and in accordance with the terms of this Agreement, (d) liens for current real estate taxes and assessments which are not yet due and payable, (e) discrepancies, conflicts in boundary lines, shortages in area, encroachments and any state of facts shown on the Survey or which a new or updated survey of the Real Property obtained prior to Closing would disclose, (f) subject to the adjustments provided for herein, any service, installation, connection or maintenance charge, and charges for sewer, water, electricity, telephone, cable television, internet or gas due from and after the Calculation Date, (g) rights of tenants to remove trade fixtures at the expiration of the term of the Leases of such tenants, (h) rights of tenants as tenants only, and (i) laws, regulations, resolutions or ordinances, including, without limitation, building, zoning and environmental protection, as to the use, occupancy, subdivision, development, conversion or redevelopment of the Real Property currently or hereinafter imposed by any governmental authority.  Permitted Encumbrances shall not, however, include any items, if any, which Seller elects to cure in its written response to Purchaser’s title objections in accordance with the terms of Section [3.B.] hereof.

B.

Purchaser’s obligation to consummate the transaction contemplated herein shall be contingent and specifically conditioned, until 5:00 p.m., Dallas, Texas time on the last day of the Review Period, upon Purchaser, in Purchaser’s sole and absolute discretion, being satisfied with and accepting the physical condition and nature of the Property, and the results of any Tests (as defined in Section 9 hereof).

C.

Notwithstanding any provisions herein to the contrary, if Purchaser does not give written notice to Seller of its election to terminate this Agreement by not later than 5:00 p.m., Dallas, Texas time on the last day of the Review Period, Purchaser shall be deemed satisfied with the Property in all respects, and the Earnest Money shall become non-refundable to Purchaser except as expressly provided in Sections 17.B. and 18.B. hereof.

D.

Purchaser’s obligation to consummate the transaction contemplated hereunder is expressly subject to the satisfaction (or written waiver by Purchaser) of the following conditions as of the Closing Date (“Purchaser’s Closing Conditions”):

1.

Seller’s representations and warranties set forth herein continue to be true and accurate in all material respects;

2.

There is no material breach of Seller’s covenants as set forth herein that has not been cured prior to Closing;

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3.

There is no material change in the matters reflected by the Survey and the Title Commitment after expiration of the Review Period which Seller is unable or unwilling to cure except as consented to in writing by Purchaser; and

4.

Seller has materially performed all of its obligations hereunder, including, but not limited to, the closing documents/deliveries described in Section 5.B.1.

E.

Notwithstanding Purchaser’s Closing Conditions above, Seller’s obligation to consummate the transaction contemplated hereunder is expressly subject to the satisfaction by Purchaser (or waiver by Seller) of the following conditions as of the date of Closing (“Seller’s Closing Conditions”):

1.

Purchaser’s representations and warranties set forth herein continue to be true and accurate in all material respects;

2.

There is no material breach of Purchaser’s covenants as set forth herein; and

3.

Purchaser has materially performed all of its obligations hereunder, including, but not limited to, the closing documents/deliveries described in Section 5.B.2.

The above conditions precedent may be waived only by the party in whose favor they run, which waiver may be granted or withheld by such party in its sole discretion.  If any condition precedent under this Agreement has not been satisfied as of the date of Closing or waived by the party in whose favor the condition precedent runs, such party shall be entitled, in its sole discretion, to terminate this Agreement by giving the other party and the Escrow Agent written notice to such effect, whereupon the Escrow Agent shall release the Earnest Money to (a) Seller, in the event of a failure of Seller’s Closing Conditions and a corresponding termination by Seller pursuant to Section 6.E., or to (b) Purchaser, in the event of a failure of Purchaser’s Closing Conditions and a corresponding termination by Purchaser pursuant to Section 6.D.  Upon a termination pursuant to the immediately preceding sentence, the parties shall have no further rights or liabilities under this Agreement except with respect to the Surviving Obligations.

Section 7.

AS IS Sale.

A.

Purchaser expressly acknowledges that, except as expressly provided herein, the Property is being sold and accepted AS IS, WHERE-IS, WITH ALL FAULTS, and Seller makes no representations or warranties, express or implied, with respect to the physical condition or any other aspect of the Real Property, including, without limitation, (i) the structural integrity of any improvements on the Property, (ii) the manner, construction, condition, and state of repair or lack of repair of any of such improvements, (iii) the conformity of the improvements to any plans or specifications for the Property, including but not limited to any plans and specifications that may have been or which may be provided to Purchaser, (iv) the conformity of the Property or its intended use to past, current or future applicable zoning or building code requirements or restrictive covenants, or the compliance with any other laws, rules, ordinances, or regulations of any government or other body, (v) the financial earning capacity or history or expense history of the operation of the Property, (vi) the nature and extent of any right-of-way, lease, possession, lien, encumbrance, license, reservation, restriction, condition, or otherwise, (vii) the existence of soil instability, past soil repairs, soil additions or conditions of soil fill, susceptibility to landslides, sufficiency of undershoring, sufficiency of drainage, (viii) whether the Property is located wholly or partially in a flood plain or a flood hazard boundary or similar area,

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(ix) the existence or non-existence of asbestos, underground or above ground storage tanks, hazardous waste or other toxic or hazardous materials of any kind or any other environmental condition or whether the Property is in compliance with applicable laws, rules and regulations, (x) the Property’s investment potential or resale at any future date, at a profit or otherwise, (xi) any tax consequences of ownership of the Property or (xii) any other matter whatsoever affecting the stability, integrity, fitness for use or other condition or status of the land or any buildings or improvements situated on all or part of the Property or any other aspect of the Property or any part thereof (collectively, the “Property Conditions”), and except for warranties and representations expressly provided herein, PURCHASER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY AND ALL ACTUAL OR POTENTIAL RIGHTS PURCHASER MIGHT HAVE REGARDING ANY FORM OF WARRANTY, EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE relating to the Property, its improvements or the Property Conditions, such waiver being absolute, complete, total and unlimited in any way.

B.

If and to the extent that Seller delivers or makes available documents, reports (including any environmental reports) or other writings concerning the Property (collectively, with the Review Items described in Section 4, the “Review Items”) to Purchaser, all such Review Items shall be delivered or made available without any representation or warranty as to the completeness or accuracy of the data or information contained therein, and all such Review Items are furnished to Purchaser solely as a courtesy, and Seller has neither verified the accuracy of any statements or other information therein contained, the method used to compile such information nor the qualifications of the persons preparing such information.  The Review Items are provided on an AS-IS-WHERE-IS BASIS, AND PURCHASER EXPRESSLY ACKNOWLEDGES THAT SELLER MAKES NO REPRESENTATION, EXPRESS OR IMPLIED, OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO, ANY WARRANTY OF CONDITION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE AS TO THE REVIEW ITEMS.  Without Seller’s prior written consent, Purchaser: (i) shall not divulge to any third party any of the Review Items and shall not use the Review Items in Purchaser’s business prior to the Closing, except in connection with the evaluation of the acquisition of the Property; (ii) shall ensure that the Review Items are disclosed only to such of Purchaser’s officers, directors, employees, consultants, investors and lenders, as have actual need for the information in evaluating the Property and that prior to Closing all such parties shall treat the Review Items as confidential and proprietary to Seller; (iii) shall act diligently to prevent any further disclosure of the information; and (iv) shall, if the Closing does not occur for any reason, promptly return to Seller (without keeping copies) all Review Items.  In addition to Purchaser’s obligation to return the Review Items as required by the foregoing sub-section (iv), if for any reason other than Seller’s default the transaction contemplated by this Agreement fails to be consummated, Purchaser shall promptly deliver to Seller (a) a copy of any and all completed plans, renderings, market studies, reports, soil tests, plats, engineering work product and other studies or work product prepared by or on behalf of Purchaser in connection with the Property, excepting (1) internal memoranda or reports prepared by Purchaser in connection with such materials, (2) any financial projections, budgets or appraisals prepared by or on behalf of Purchaser in connection with the Property, and (3) any other confidential, proprietary or privileged information prepared by or on behalf of Purchaser in connection with the Property, free and clear of any outstanding claim for payment thereon, and (b) to the extent the same are assignable, an assignment of all rights with respect to the Property, including, but not limited to, all applications that have been filed with any governmental entity with respect to the Property; provided that Purchaser’s obligation to deliver to Seller such reports and materials shall be limited to any such items that are in Purchaser’s

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possession, custody or control and Seller agrees with respect to any such reports or materials delivered to Seller, as follows:  any item so delivered shall be delivered “AS-IS” and without warranty or representation by Purchaser, and in no event shall Purchaser be liable for any use of or reliance upon such items by Seller or any other party.  This Section 7.B. shall survive the termination of this Agreement, except to the extent required by applicable law.

C.

Except as expressly represented by Seller herein, Purchaser will rely solely on its own investigation of the Property and not on any information provided by Seller, its agents, or its contractors.  Seller will not be liable or bound in any way by any oral or written statements, representations or information about the Property or its operation furnished by any party purporting to act on Seller’s behalf.  Purchaser further acknowledges and agrees that the compensation to be paid to Seller for the Property has been decreased to take into account the Property is being sold subject to the disclaimers and waivers contained in this Agreement.

D.

Purchaser acknowledges that the Property may not be in compliance with all regulations, rules, laws and ordinances that may apply to the Property or any part thereof and to the continued ownership, maintenance, management and repair of the Property (“Requirements”).  After the Closing, Purchaser shall be solely responsible for any and all Requirements, Property Conditions, and all other aspects of the Property, whether the same shall be existing as of the Closing Date or not.  Except as expressly provided herein, to the fullest extent permitted by law, Purchaser hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon it by virtue of any applicable state, federal, or local law, rule, or regulation as a result of any alleged inaccuracy or incompleteness of the information or the purchase of the Property, including, without limitation, (i) the provisions of the Texas Deceptive Trade Practices-Consumer Protection Act, Tex. Bus. & Com. Code §17.41 et seq. or (ii) any other comparable statutes or laws of the state in which the Real Property is located, and (iii) any environmental law, rule, or regulation whether federal, state or local, including, without limitation, the Comprehensive Response, Compensation and Liability Act of 1980 (42 U.S.C. §§9601 et seq.) as amended by the Superfund Amendments and Reauthorization Act of 1986, and any analogous federal or state laws.  With respect to Purchaser’s waiver of the above and the other waivers by Purchaser contained in this Agreement, the Purchaser represents and warrants to Seller that: (a) Purchaser is not in a significantly disparate bargaining position; (b) Purchaser is represented by legal counsel in connection with the sale contemplated by this Agreement and (c) Purchaser is knowledgeable and experienced in the purchase, operation, ownership, refurbishing and sale of commercial real estate, and is fully able to evaluate the merits and risks of this transaction.  As part of the provisions of this Section 7.D., but not as a limitation thereon, Purchaser hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed.  In this connection, to the extent permitted by law, Purchaser hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and Purchaser further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses which might in any way be included in the waivers and matters released as set forth in this Section 7.D. above.

E.

The foregoing waivers and releases will be given full force and effect according to each of their express terms and provisions, including those relating to unknown and

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unsuspected claims, damages and causes of action and strict liability claims.  The foregoing waivers and releases include claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser’s waiver or release to Seller.

F.

Notwithstanding anything herein to the contrary, all of the terms and provisions of this Section 7 shall survive the Closing or a termination of this Agreement.

Section 8.

Brokers.  Purchaser and Seller hereby agree that C-III Realty Services LLC (“Broker”) has represented Seller in connection with the sale of the Property to Purchaser and that no broker has represented Purchaser in connection with its purchase of the Property from Seller.  Seller agrees to pay a commission to Broker at Closing pursuant to a separate agreement, if and only if the Closing occurs and all funding has occurred hereunder.  Purchaser agrees that if any claims should be made for commissions allegedly arising from the execution of this Agreement or any sale of the Property to Purchaser by any broker other than Broker by reason of any acts of Purchaser, Purchaser will protect, defend, indemnify and hold Seller harmless from and against any and all loss, liabilities and expenses in connection therewith.  Seller agrees that if any claims should be made for commissions allegedly arising from the execution of this Agreement or any sale of the Property to Purchaser by any broker other than Broker by reason of any acts of Seller, Seller will protect, defend, indemnify and hold Purchaser harmless from and against any and all loss, liabilities and expenses in connection therewith.  This Section 8 shall survive Closing.

Section 9.

Purchaser’s Inspection.

A.

During the Review Period and thereafter during the term of this Agreement, upon reasonable prior notice to Seller and subject to the provisions herein, Purchaser shall have the right to diligently and thoroughly inspect the Property, and to hire such experts as Purchaser may deem necessary to thoroughly evaluate and analyze the Property and Property Conditions, including contractors, engineers, soils analysts, pest control specialists and the like, all at Purchaser’s expense so long as such activities do not unreasonably interfere with Seller’s or any tenant’s use of the Property.

B.

During the Review Period and thereafter during the term of this Agreement, upon reasonable prior notice to Seller and subject to the provisions herein, Purchaser and its agents and employees, at Purchaser’s sole risk and expense, shall have the right to enter upon the Property during normal business hours for testing, surveying, engineering and other reasonable inspection purposes, including testing for asbestos in all vacant spaces (“Tests”).  All such activities shall be conducted in such a fashion so as not to unreasonably interfere with the rights or property of any tenants or others with any possessory interest in any part of any portion of the Property.  Purchaser will cooperate with and adhere to all tenant notice requirements that affect the timing of all such activities.  Without the prior written consent of Seller, Purchaser covenants with Seller that Purchaser shall not contact (i) any tenant of space in the Property, (ii) Seller’s property manager, or (iii) any leasing agent of Seller with respect to space in the Property.  In any event, even after Purchaser receives Seller’s consent, any such contact made by Purchaser shall simultaneously include Seller (i.e. simultaneous copy to Seller on emails or other correspondence, joinder of an authorized representative of Seller in any telephone calls and presence of an authorized representative of Seller at meetings), unless Seller waives such simultaneous contact in writing in advance of any such Purchaser contact.  Notwithstanding anything herein to the contrary, Seller may, at any time and at Seller’s sole and absolute discretion, withdraw and revoke its previously provided consent should Purchaser fail to strictly

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adhere to the specifications set forth herein whereupon Purchaser shall have no further right to contact any party at or relating to the Property in any manner whatsoever.  Seller reserves the right to accompany Purchaser, or have a representative of Seller accompany Purchaser, prior to entering upon the Property in connection with any test or inspection; provided, however, Purchaser may not enter into any space leased by any tenant without being accompanied by Seller’s manager for the Property or another designated representative of Seller.  Seller agrees to make its manager or other representative reasonably available during normal business hours.  Purchaser will not alter the physical condition of the Property without notifying Seller of its requested tests, and obtaining the written consent of Seller to any physical alteration of the Property, including, without limitation, borings, drillings or other invasive testing.  Purchaser will promptly restore the Property to its original condition if damaged or changed due to the tests and inspections performed by Purchaser, free of any mechanics’ or materialmen’s liens or other encumbrances arising out of any of the inspections or tests, and will provide Seller, at no cost to Seller, with a copy of the results of any tests and inspections made by Purchaser, excluding any market and economic feasibility studies.  PURCHASER HEREBY AGREES TO AND SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD SELLER HARMLESS OF, FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, LOSSES, CAUSES OF ACTION, LIENS, FINES, PENALTIES, COSTS AND EXPENSES, INCLUDING, WITHOUT LIMITATION, COURT COSTS, REASONABLE ATTORNEYS’ FEES AND COSTS, AND DAMAGES SUSTAINED BY OR ASSERTED AGAINST SELLER OR THE PROPERTY (COLLECTIVELY “CLAIMS”), INCLUDING, BUT NOT LIMITED TO, INJURY TO OR DEATH OF ANY PERSON OR DAMAGE TO OR THEFT OF ANY PROPERTY, OR MECHANICS’ AND MATERIALMEN’S LIENS, CAUSED AS A RESULT OF OR ARISING OUT OF OR SOLELY IN CONNECTION WITH ANY INSPECTIONS, EXAMINATIONS OR TESTS CONDUCTED BY PURCHASER OR ITS CONTRACTORS OR AGENTS, EVEN IF THE INDEMNIFIED PARTY WOULD BE STRICTLY LIABLE UNDER APPLICABLE LAW, BUT NOT TO THE EXTENT SUCH CLAIMS ARE CAUSED BY THE SOLE OR CONCURRENT NEGLIGENCE OF SELLER.  The provisions of this Section 9.B. and Section 9.C. below shall survive Closing or termination of this Agreement.

C.

Prior to Purchaser’s or Purchaser’s agents’, contractors’ or employees’ entry onto the Property such parties shall furnish Seller with evidence of commercial general liability insurance from insurers licensed to do business in the state in which the Real Property is located with coverage and minimum limits of at least $1,000,000.  Such insurance may not be cancelled or amended except upon thirty (30) days’ prior written notice to Seller.  In addition, Purchaser and Purchaser’s agents, contractors and employees may only enter onto the Property on a date and time specified by Seller in writing and, if required by Seller, in the presence of Seller’s personnel or under the supervision of Seller’s consultants.  Purchaser must use its best efforts to ensure that Purchaser and Purchaser’s agents, contractors and employees do not disclose the existence or terms of this Agreement to tenants or others with a possessory interest in all or any portion of the Property or to any of Seller’s contractors or agents at the Property except for Seller’s property manager.

Section 10.

Notices.

A.

Any notice required or permitted to be given hereunder by one party to the other shall be in writing and the same shall be given and shall be deemed to have been served and given when (i) delivered in person to the address set forth hereinbelow for the party to whom the notice is given, (ii) placed in the United States mail, certified and return receipt requested, addressed to such party at the address hereinafter specified, (iii) deposited into the custody of FedEx Corporation to be sent by FedEx Overnight Delivery or other reputable overnight carrier

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for next day delivery, addressed to such party at the address hereinafter specified, or (iv) telecopied by facsimile transmission to such party at the telecopy number listed below, provided that such transmission is electronically confirmed on the date of such transmission.  In addition, notice may be given by email at the email address set forth hereinbelow for the party to whom notice is given, and such notice shall be deemed given and served upon transmission so long as such notice is also given on the same day via a method provided for in (i) through (iv) above.

B.

The address of Seller for all purposes under this Agreement and for all notices hereunder shall be:

U.S. Bank National Association, as Trustee for Bear Stearns Certificates, Series 2007-PWR17
c/o C-III Asset Management LLC
5221 North O’Connor Blvd., Suite 600
Irving, Texas 75039
Attention:  Dan Littauer
Telephone:  (972) 868-5426
Fax:  (972) 868-5495
E mail:  dlittauer@c3cp.com

with a copy to:

Daniel L. Lowry

Kelly Hart & Hallman LLP

201 Main Street, Suite 2500

Fort Worth, Texas 76102

C.

The address of Purchaser for all purposes under this Agreement and for all notices hereunder shall be:

Julian Kwok, Acquisitions Manager

Hartman Income REIT, Inc.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

Phone:  (713) 586-2611

Facsimile:  (713) 973-8912

Email:  jkwok@hi-reit.com

with a copy to:

Katherine N. O’Connell, General Counsel

Hartman Income REIT, Inc.

2909 Hillcroft, Ste. 420

Houston, Texas 77057

Phone:  (713) 586-2646

Facsimile:  (713) 465-3132

Email:  koconnell@hi-reit.com

D.

From time to time either party may designate another address within the 48 contiguous states of the United States of America for all purposes of this Agreement by giving

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the other party not less than thirty (30) days’ advance written notice of such change of address in accordance with the provisions hereof.

Section 11.

Entire Agreement.  This Agreement (including the exhibits hereto) contains the entire agreement between Seller and Purchaser and fully supersedes all prior agreements and understandings between the parties.  No oral statements or prior written matter not specifically incorporated herein shall be of any force and effect.  No variation, modification, or changes hereof shall be binding on either party hereto unless set forth in a document executed by such parties or a duly authorized agent, officer or representative thereof.

Section 12.

Representations.

A.

Seller hereby warrants and represents to Purchaser that this Agreement and all documents to be executed and delivered by Seller at Closing are and at the Closing will be duly authorized, executed, and delivered, and are and at the Closing will be legal, valid, and binding obligations of Seller, and do not and at the Closing will not violate any provisions of any agreement to which Seller is a party or to which Seller is subject.

B.

Seller makes the following representations and warranties to Purchaser, which representations and warranties shall be deemed to be repeated by Seller as of the Closing Date and which shall survive the Closing for a period of six (6) months:

1.

To Seller’s current actual knowledge, there are no parties in possession of any portion of the Real Property, except tenants pursuant to the Leases, if any, as shown on the rent rolls delivered to Purchaser pursuant to this Agreement and persons or entities claiming by, through or under such tenants.  To the extent in Seller’s or Seller’s representatives’ actual physical possession, Seller has, or will, allow Purchaser to inspect and, if desired, to obtain a true and correct copy of each written Lease, if any, which is in existence as of the Effective Date and which may be executed between the Effective Date and the Closing Date;

2.

Seller has full power to enter into and perform this Agreement and perform its obligations hereunder;

3.

Seller has been duly organized and is validly existing and in good standing.  The execution, delivery and performance of this Agreement by Seller has been duly and validly authorized by all necessary action and proceedings and no further action or authorization is necessary on the part of Seller in order to consummate the transaction contemplated herein; and

4.

Seller has full right, power and authority to own the Property, to execute and deliver this Agreement, to consummate the transactions, to comply with and fulfill the terms and conditions hereof and to sell the Property to Purchaser.

As used in this Agreement, the words “Seller’s current actual knowledge” (or any other words regarding the knowledge or awareness of Seller) mean and refer to the current actual knowledge of Dan Littauer, not in his individual or personal capacity but solely in his capacity as Servicing Officer for Seller, limited to his current consciousness, without any due diligence, inquiry or investigation of any kind or duty of inquiry or investigation by him and do not include any constructive, imputed or implied knowledge.

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If, prior to Closing, Purchaser shall obtain knowledge of any information that is contradictory to, and would constitute the basis of a breach of, any representation or warranty or failure to satisfy any condition to Purchaser’s obligation to close then Purchaser acknowledges that once Closing occurs, such representation, warranty or condition will not be deemed breached and Purchaser shall not be entitled to bring any action after the Closing Date based on such representation, warranty or condition.

By executing and delivering the documents listed in Section 5, Seller shall be deemed to have made all of the foregoing representations and warranties as of Closing.  Should any of the foregoing representations and warranties be found to be incorrect in any material respect prior to Closing, Seller may cure same by Closing.  If Seller is unable or otherwise does not  cure same by Closing, Purchaser shall be entitled either to (i) waive same and close this transaction in accordance with the terms of this Agreement without adjustment of the Purchase Price by reason of such breach, or (ii) terminate this Agreement by written notice to Seller.  In the event Purchaser elects to terminate this Agreement pursuant to the foregoing sentence, the Escrow Agent shall return the Earnest Money to Purchaser and neither party to this Agreement shall thereafter have any further rights or obligations hereunder, except the Surviving Obligations.

C.

Purchaser makes the following representations and warranties to Seller, which representations and warranties shall be deemed to be repeated by Purchaser as of the Closing Date and which shall survive the Closing for a period of six (6) months:

1.

This Agreement is, and all documents to be executed and delivered by Purchaser at the Closing are or at the Closing will be, (i) duly authorized, executed, and delivered, and (ii) the legal, valid, and binding obligations of Purchaser, and do not and at the Closing will not violate any provisions of any agreement to which Purchaser is a party or to which Purchaser is subject;

2.

Purchaser has full right, power and authority to execute and deliver this Agreement, to consummate the transactions contemplated herein, to comply with and fulfill the terms and conditions hereof and to purchase the Property from Seller, and no further action or authorization is necessary on the part of Purchaser in order to consummate the transaction contemplated herein;

3.

Purchaser is a limited partnership, has been duly organized and is validly existing and in good standing in the State of Texas and the state in which the Real Property is located;

4.

Purchaser (or its representatives) will have fully examined and inspected the Property prior to the Closing, and Purchaser will know and be satisfied with all conditions of the Property;

5.

Purchaser is not acquiring the Property with the assets of an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), or, if plan assets will be used to acquire the Property, Purchaser will deliver to Seller at Closing a certificate containing such factual representations as shall permit Seller and its counsel to conclude that no prohibited transaction would result from the consummation of the transactions contemplated by this Agreement.  Purchaser is not a “party in interest” within the meaning of Section 3(3) of ERISA with respect to any beneficial owner of Seller;

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6.

Neither Purchaser nor any of its affiliates, nor any of their respective partners, members, shareholders or other equity owners, and none of their respective employees, officers, directors, representatives or agents (collectively, a “Purchaser Party”) is, nor will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities;

7.

Neither Purchaser nor any Purchaser Party, nor any party providing funds to Purchaser: (A) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws (as hereinafter defined); (B) has been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (C) has had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws.  The term “Anti-Money Laundering Laws” shall mean laws, regulations and sanctions, state and federal, criminal and civil, that: (w) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (x) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (y) require identification and documentation of the parties with whom a Financial Institution conducts business; or (z) are designed to disrupt the flow of funds to terrorist organizations.  Such laws, regulations and sanctions shall be deemed to include the USA PATRIOT Act of 2001, Pub. L. No. 107-56 (the “Patriot Act”), the Bank Secrecy Act, 31 U.S.C. Section 5311 et. Seq., the Trading with the Enemy Act, 50 U.S.C. App. Section 1 et. Seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et. Seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957; and

8.

Purchaser is in compliance with any and all applicable provisions of the Patriot Act.

Section 13.

Seller’s Covenants.  Seller covenants and agrees with Purchaser that between the Effective Date and the Closing Date:

A.

As soon as reasonably possible after Seller’s receipt of written notice from any governmental authority of the institution of any proceedings for the condemnation of the Real Property, or any portion thereof, or any other proceedings arising out of injury or damage to the Real Property, or any portion thereof, Seller will notify Purchaser of the pendency of such proceedings.

B.

At Purchaser’s written request delivered to Seller at least ten (10) days before Closing and specifying the Contracts to be cancelled, Seller will give notice of termination at Closing for all Contracts specified in Purchaser’s request which can be cancelled with thirty (30) days’ notice and without payment of a termination fee or penalty, and Purchaser shall assume such Contracts for the unexpired balance of such thirty (30) day period.

C.

If Seller intends to enter into any new Lease or Lease modification (collectively the “Lease Transaction(s)”) prior to the expiration of the Review Period, and whether or not the

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terms of such Lease Transaction(s) provide for Seller to perform, pay or contract for any tenant improvement work or additional landlord work required pursuant to such Lease Transaction(s), or to pay or contract for any leasing commissions or to grant any free rent period or other financial concessions (collectively the “Lease Costs”), then at least 48 hours prior to the execution by Seller of any document(s) concerning such Lease Transaction(s), Seller shall provide to Purchaser for review and comment (but not approval), a copy of the proposed agreement of lease or Lease modification as well as a statement as to the amount of the applicable leasing commissions.  If Purchaser does not terminate this Agreement before the end of the Review Period, then following the expiration of the Review Period and until the Closing Date, Seller shall not, without Purchaser’s prior written consent, which consent shall not unreasonably be withheld, delayed or conditioned: enter into any other Leases. Seller shall receive a credit at Closing for all Lease Costs paid by Seller after the Effective Date of this Agreement and prior to Closing, and Purchaser agrees to assume full liability for the timely payment and performance of all outstanding Lease Costs in accordance with the terms thereof.  Purchaser’s obligations under the preceding sentence shall survive Closing, and shall control over any provision in the Assignment and Assumption to the contrary.

D.

Purchaser expressly acknowledges and agrees that Seller has no obligations with respect to the Property that survive Closing except as specifically set forth herein.  The provisions of this Section 13.D. shall survive Closing.

Section 14.

Assigns.  This Agreement shall inure to the benefit of and be binding on the parties hereto and their respective legal representatives, successors, and permitted assigns.  Purchaser may assign its rights under this Agreement one time only to an affiliate of Purchaser with written notice to Seller.  Purchaser shall deliver a copy of the agreement pursuant to which this Agreement is assigned to and assumed by such assignee at least one (1) business day prior to Closing. Any other assignment shall require the prior written consent of Seller, which may be granted or denied in Seller’s sole and absolute discretion.  An assignment or transfer of this Agreement shall not relieve the Purchaser named herein of any of Purchaser’s obligations under this Agreement (whether the same accrued prior to the date of such assignment or accrues on or after such date).  The preceding sentence shall survive Closing.

Section 15.

Effective Date.  The date on which this Agreement is executed by the last to sign of Seller and Purchaser shall be the “Effective Date” of this Agreement.

Section 16.

Time of the Essence.  Time is of the essence of this Agreement.

Section 17.

Destruction, Damage, or Taking Prior to Closing.  If, after the Effective Date, the Property or any portion thereof is damaged or destroyed by fire or other casualty or by a partial taking under the provisions of eminent domain prior to the Closing and the Property is not substantially restored by the Closing Date:

A.

If the cost of repair or value of the taking does not exceed Fifty Thousand and No/100 Dollars ($50,000.00), Seller shall assign to Purchaser at Closing all of Seller’s Property insurance or condemnation proceeds, and Purchaser shall close this transaction as provided herein except that Purchaser shall receive a credit against the Purchase Price for any deductible applicable under any such insurance policy.  Seller agrees that its existing fire insurance policy covering the Property shall remain in effect until Closing unless replaced by comparable insurance coverage.

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B.

If the cost of repair or value of the taking exceeds Fifty Thousand and No/100 Dollars ($50,000.00), Purchaser shall have the option of: (i) closing this transaction as provided herein, except that (x) Seller shall assign to Purchaser at Closing all of Seller’s Property insurance or condemnation proceeds, and (y) Purchaser shall receive a credit against the Purchase Price for any deductible applicable under any such insurance policy, less any amounts reasonably and actually expended by Seller to collect any such insurance proceeds or to remedy any unsafe conditions at the Property or to repair or restore any damages, in no event to exceed the amount of the loss.  In the event such amount spent by Seller shall exceed the amount of the deductible on such casualty insurance policy, then Purchaser shall deliver such excess amount to Seller, within five (5) business days of its receipt of any casualty insurance proceeds received on account of such casualty; or (ii) terminating this Agreement shall be deemed null and void and the parties hereto shall have no further obligations to or recourse against each other either under this Agreement or otherwise, except the Surviving Obligations, and the Earnest Money together with any accrued interest thereon shall be returned to Purchaser.

Section 18.

Termination, Default and Remedies.

A.

If Purchaser fails or refuses to consummate the purchase of the Property pursuant to this Agreement at the Closing for any reason other than the termination of this Agreement by Purchaser pursuant to a right so to terminate expressly set forth in this Agreement, then Seller, as Seller’s sole and exclusive remedy, shall have the right to terminate this Agreement by giving written notice thereof to Purchaser prior to or at the Closing, whereupon neither party hereto shall have any further rights or obligations hereunder except the Surviving Obligations, and the Escrow Agent shall deliver the Earnest Money to Seller as liquidated damages, free of any claims by Purchaser or any other person with respect thereto.  It is agreed that the Earnest Money to which Seller is entitled under a termination above is a reasonable forecast of just compensation for the harm that would be caused by Purchaser’s breach, and that the harm that would be caused by such breach is one that is incapable or very difficult of accurate estimation.

B.

If Seller fails or refuses to consummate the sale of the Property pursuant to this Agreement at the Closing or following two (2) business days written notice from Purchaser, fails to perform any of Seller’s other obligations hereunder either prior to or at the Closing for any reason other than the termination of this Agreement by Seller pursuant to a right so to terminate expressly set forth in this Agreement or Purchaser’s failure to perform Purchaser’s obligations under this Agreement, then Purchaser, as Purchaser’s SOLE AND EXCLUSIVE remedy, shall have the right to either (i) terminate this Agreement by giving written notice thereof to Seller prior to or at the Closing whereupon neither party hereto shall have any further rights or obligations hereunder, except the Surviving Obligations, and the Escrow Agent shall deliver the Earnest Money to Purchaser, free of any claims by Seller or any other person with respect thereto and, provided Purchaser is not in default hereunder, Seller shall reimburse Purchaser for not more than Fifty Thousand and No/100 Dollars ($50,000.00) of actual documented out-of-pocket expenses, if any, that Purchaser paid from and after the Effective Date to third parties in conjunction with Purchaser’s review of the Property, or (ii) enforce specific performance (but not recover damages) of the Seller’s obligations under this Agreement, but if and only if:  (A) Purchaser has delivered to Seller written notice of such default and has delivered reasonable evidence (e.g., loan commitment, proof of funds, etc.) of Purchaser’s ability to fund the Purchase Price and other proceeds and has tendered such documents required to be delivered by Purchaser at Closing to the Escrow Agent to hold for a period of up to five (5) business days to enable Seller the opportunity to deliver the documents to be delivered by Seller and Seller

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has failed to cure said default within such five (5) business day period, (B) Purchaser has furnished ten (10) days prior written notice to Seller of its intent and election to seek specific enforcement of this Agreement (the “Election Notice”), (C) a suit for specific performance is filed within thirty (30) days after the later of (x) the expiration of Seller’s cure period, or (y) Seller’s receipt of the Election Notice, and (D) Purchaser is not in default under this Agreement at the time of filing such suit for specific performance and is ready, willing and able to fund the Purchase Price and to close escrow as and when required by the provisions of this Agreement (but for the breach of this Agreement by Seller).  Failure to file suit for specific performance within such thirty (30) day period constitutes a waiver of the remedy of specific performance hereunder.  Notwithstanding anything contained in this Agreement to the contrary, in no event shall Seller be liable for actual, consequential or punitive damages.

C.

In the event either Seller or Purchaser becomes entitled to the Earnest Money upon cancellation or termination of this Agreement in accordance with its terms, such party shall deliver notice to the Escrow Agent and the other party simultaneously with such termination notice.  In the event the other party objects to such disbursement of the Earnest Money, such party shall have five (5) business days to give the terminating party and the Escrow Agent written notice of its objection to disbursement of the Earnest Money.  In the event of such dispute, the losing party shall pay, upon the final order of a court with appropriate jurisdiction, all reasonable attorneys’ fees incurred by the party so entitled to the Earnest Money in connection with the recovery thereof.

Section 19.

Title Policy or Abstract.  The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy.  Notice to that effect is, therefore, hereby given to Purchaser.

Section 20.

Mold Disclosure.  Mold and/or other microscopic organisms can be found almost anywhere.  They occur naturally in the environment and can grow on virtually any organic substance as long as moisture and oxygen are present.  Mold and/or other microscopic organisms may cause property damage and/or health problems.  Purchaser acknowledges and agrees that Seller shall not be responsible for any damages, liabilities, claims or losses arising out of or relating to mold and/or other microscopic organisms at the Property including but not limited to property damages, personal injury, adverse health effects, loss of income, emotional distress, death, loss of use or loss of value and Purchaser hereby releases Seller from the same.  Purchaser hereby acknowledges that it has read and understood this disclosure and release and agrees to the provisions contained herein.  The provisions of this Section 20 shall survive the Closing or termination of this Agreement.

Section 21.

Radon Gas.  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantity, may present health risks to persons who are exposed to it over time.  Levels of radon that exceed federal and state guidelines have been found in buildings in Texas.  Additional information regarding radon and radon testing may be obtained from your county public health unit.

Section 22.

Terminology.  The captions beside the section numbers of this Agreement are for reference only and shall not modify or affect this Agreement in any manner whatsoever.  Wherever required by the context, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.

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Section 23.

Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE REAL PROPERTY IS LOCATED.

Section 24.

Performance of Contract.  The obligations under the terms of the Agreement are performable in Harris County, Texas, and any and all payments under the terms of the Agreement are to be made in Harris County, Texas.

Section 25.

Venue.  The parties hereto hereby consent that venue of any action brought under this Agreement shall be in Harris County, Texas, or the federal courts for and in the state in which the Real Property is located.

Section 26.

Severability.  In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

Section 27.

Rule of Construction.  The parties acknowledge that each party and its counsel has reviewed and revised this Agreement, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

Section 28.

Attorney’s Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party or parties shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party or parties may be entitled.

Section 29.

Business Days.  References to “business days” herein shall mean any day except Saturday, Sunday or day on which commercial banks located in New York, New York, are authorized or required by law to be closed for business.  If the Closing Date or the day for performance of any act required under this Agreement falls on day which is not a business day, then the Closing Date or the day for such performance, as the case may be, shall be the next following regular business day.

Section 30.

Counterparts.  This Agreement may be executed in multiple counterparts and via facsimile and/or PDF signature, each of which shall, for all purposes, be deemed an original, but which together shall constitute one and the same instrument.

Section 31.

Waiver.  The waiver by any party of a breach of any provision of this Agreement shall not be deemed a continuing waiver or a waiver of any subsequent breach whether of the same or another provision of this Agreement.

Section 32.

No Joint Venture.  Purchaser acknowledges and agrees that Seller is not a venture, co-venturer, insurer, guarantor or partner of Purchaser in Purchaser’s development of, construction upon or resale of the Property, and that Seller shall bear no liability whatsoever resulting from or arising out of Purchaser’s ownership, development of, construction upon and/or sale of the Property.  The provisions of this Section 32 shall survive Closing.

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Section 33.

Modifications.  This Agreement cannot be changed orally, and no executory agreement shall be effective to waive, change, modify or discharge it in whole or in part unless such executory agreement is in writing and is signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

Section 34.

Exhibits.  The Exhibits that are referenced in and attached to this Agreement are incorporated in, and made a part of, this Agreement for all purposes.

Section 35.

Further Assurances.  Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement.  Without limiting the generality of the foregoing, Purchaser shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Purchaser with respect to the Property.

Section 36.

No Third Party Beneficiary.  The provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

Section 37.

No Memorandum.  Purchaser will not record either this Agreement, any memorandum hereof, or any affidavit pertaining hereto.  Any such recordation by Purchaser will constitute a default hereunder by Purchaser. In addition to any other remedies of Seller, Purchaser will be obligated to execute an instrument in recordable form releasing this Agreement or memorandum or affidavit. Purchaser’s obligations pursuant to this Section 37 will survive any termination of this Agreement, except to the extent required by applicable law.

Section 38.

Confidentiality.  Except as may be required by law or the pooling and/or servicing agreement governing Seller and its servicers with respect to the Property, without the prior written consent of the other party, which shall not be unreasonably withheld or delayed, neither party hereto nor its agents or brokers shall:  (i) disclose to any third party (other than its agents, attorneys and financing parties in connection with this transaction) the terms of this Agreement (including, without limitation, the Purchase Price), or (ii) issue any press release or other media publicity of any kind with respect to this Agreement or the transactions contemplated hereby, provided that either party may issue a press release after Closing upon reasonable approval of the other party so long as the Purchase Price is not disclosed.  Each party hereto shall be responsible for any breach of the foregoing prohibitions by its agents or brokers.  Furthermore, notwithstanding any terms or conditions in this Agreement to the contrary, no conditions of confidentiality within the meaning of IRC §6111(d) or the Treasury Regulations promulgated under IRC Sec. 6011 are intended, and the parties hereto are expressly authorized to disclose every U.S. federal income tax aspect of any transaction covered by this Agreement with any and all persons, without limitation of any kind.  The provisions of this Section 38 shall survive the Closing or the termination of this Agreement.

Section 39.

Limited Liability.  The liability of Seller, its agents, representatives or employees arising by virtue of this Agreement shall be limited to the interest of Seller in the Property and no recourse shall be had to any other assets of Seller, its agents, representatives or employees.

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Section 40.

Escrow Agent.  Seller and Purchaser covenant and agree that in performing any of its duties under this Agreement, Escrow Agent shall not be liable for any loss, costs or damage which it may incur as a result of serving as escrow agent hereunder, except for any loss, costs or damage arising out of its willful default or gross negligence.  Accordingly, Escrow Agent shall not incur any liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of its counsel given with respect to any questions relating to its escrow duties and responsibilities, or (ii) to any action taken or omitted to be taken in reliance upon any document, including any written notice of instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform with the provisions of this Agreement.  In the event of a dispute between any of the parties hereto sufficient in the sole discretion of Escrow Agent to justify its doing so, Escrow Agent shall be entitled to tender unto the registry or custody of any court of competent jurisdiction all money or property in its hands held under the terms of this Agreement, together with such legal pleading as it deems appropriate, and thereupon Escrow Agent will be discharged from any claims relating to the right of ownership or possession by any party as to such interpleaded money or property.  The Escrow Agent shall deposit the Earnest Money in an interest bearing account, subject to receipt from Purchaser of a form W-9 for the purposes of investing said funds.

Section 41.

WAIVER OF JURY TRIAL.  THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH OR RELATED HERETO, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS TRANSACTION.

Section 42.

WAIVER OF RIGHT TO RECORD LIS PENDENS.  AS PARTIAL CONSIDERATION FOR SELLER ENTERING INTO THIS AGREEMENT [NOTE:  THE FOLLOWING LANGUAGE BRACKETED PROVISION SHOULD BE REVIEWED ON A TRANSACTION-BY-TRANSACTION BASIS AND, IF APPLICABLE, INCLUDED IN THE AGREEMENT.] [AND EXCEPT WITH RESPECT TO THE EXERCISE OF THE SPECIFIC PERFORMANCE REMEDY IN ACCORDANCE WITH SECTION 18.B. ABOVE], PURCHASER EXPRESSLY WAIVES ANY RIGHT TO RECORD OR FILE THIS AGREEMENT OR ANY NOTICE OF IT, OR ANY LIS PENDENS OR NOTICE OF PENDENCY OF ACTION OR SIMILAR NOTICE AGAINST ALL OR ANY PORTION OF THE PROPERTY IN CONNECTION WITH ANY ALLEGED DEFAULT BY SELLER HEREUNDER.  IN THE EVENT OF SUCH RECORDING OR FILING, THIS AGREEMENT SHALL BE NULL AND VOID AND THE ESCROW AGENT SHALL PAY THE EARNEST MONEY TO SELLER.  PURCHASER AND SELLER HEREBY EVIDENCE THEIR SPECIFIC AGREEMENT TO THE TERMS OF THIS WAIVER BY PLACING THEIR INITIALS IN THE PLACE PROVIDED HEREINAFTER.  THE PROVISIONS OF THIS SECTION 42 SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

Purchaser’s Initials

Seller’s Initials

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, this Agreement is hereby executed as of the Effective Date.

PURCHASER:

Date:

November _____, 2014

HARTMAN XX LIMITED PARTNERSHIP,

a Texas limited partnership

By:

Allen R. Hartman, President

SELLER:

Date:

November _____, 2014

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17

By:

C-III Asset Management LLC (f/k/a Centerline Servicing Inc.), a Delaware limited liability company, in its capacity as general special servicer pursuant to that certain Pooling and Servicing Agreement dated September 1, 2007

By:

Dan Littauer, Servicing Officer

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ESCROW AGENT RECEIPT AND JOINDER PAGE

By its execution below, the Escrow Agent acknowledges receipt of the Earnest Money described in this Agreement, and agrees to hold and deliver the Earnest Money and perform its other duties pursuant to the provisions of this Agreement.

ESCROW AGENT:

Date:

November _____, 2014

ZODIAC TITLE SERVICES LLC

By:

Name:

Title:

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EXHIBIT ”A”

LAND DESCRIPTION

TRACT I:

BEING A 2.430 ACRE (105,853 SQUARE FOOT) TRACT OF LAND LOCATED IN THE JOHN WIRT SURVEY, ABSTRACT NO. 1293 AND THE W. S. WALL SURVEY, ABSTRACT NO. 1536, HARRIS COUNTY, TEXAS, SAID 2.430 ACRE TRACT BEING THE RESIDUE OF THAT TRACT CONVEYED TO JRTEX #1 LTD. AS PER INSTRUMENT RECORDED UNDER COUNTY CLERK'S FILE NO. M833813, M833814 AND M833815 (FILM CODE NO. 188-79-1654,188-79-1660 AND 188-79-1666) ALL OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS, AND ALSO BEING A PART OF RESTRICTED RESERVE "E" AS PER THE CORRECTED PLAT OF COPPERFIELD PLACE, SECTION ONE, A SUBDIVISION AS PER THE MAP OR PLAT THEREOF RECORDED IN VOLUME 303, PAGE 51 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

RESIDUE OF RESERVE "E" OF COPPERFIELD PLACE, SECTION ONE

BEING A 2.430 ACRE (105,853 SQUARE FOOT) TRACT OF LAND LOCATED IN THE JOHN WIRT SURVEY ABSTRACT NO. 1293 AND THE W. S. WALL SURVEY ABSTRACT NO. 1536, HARRIS COUNTY, TEXAS, SAID 2.430 ACRE TRACT BEING THE RESIDUE OF THAT TRACT CONVEYED TO JRTEX #1 LTD. AS PER AN INSTRUMENT RECORDED UNDER COUNTY CLERK'S FILE NO. M833813, M833814 AND M833815 (FILM CODE NO. 188-79-1654, 188-79-1660 AND 188-79-1666) ALL OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS, AND ALSO BEING A PART OF RESTRICTED RESERVE "E" AS PER THE CORRECTED PLAT OF COPPERFIELD PLACE, SECTION ONE, A SUBDIVISION AS PER THE MAP OR PLAT THEREOF AS RECORDED IN VOLUME 303, PAGE 51 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS (BEARINGS BASED ON CORRECTED PLAT OF COPPERFIELD PLACE, SECTION ONE):

BEGINNING AT A ½-INCH IRON ROD FOUND IN THE NORTH RIGHT-OF-WAY LINE OF F.M. NO. 529 (SPENCER ROAD) BASED ON A WIDTH OF 120 FEET, AS PER A DEED TO THE STATE OF TEXAS AS RECORDED UNDER COUNTY CLERK'S FILE NO. R558278 (FILM CODE NO. 505-19-1517) OF THE SAID OFFICIAL PUBLIC RECORDS, SAID ½ INCH IRON ROD BEING THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT:

THENCE SOUTH 87 DEG. 44 MIN. 32 SEC. WEST, ALONG THE NORTH RIGHT-OF-WAY LINE OF SAID F.M. NO. 529, A DISTANCE OF 290.00 FEET TO A ½-INCH IRON ROD FOUND FOR THE CUTBACK CORNER OF THE INTERSECTION OF THE SAID NORTH RIGHT-OF-WAY LINE AND THE EAST RIGHT-OF-WAY LINE OF LAKEVIEW HAVEN DRIVE (BASED ON A 60-FOOT WIDTH) AND BEING THE SOUTHERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT:

THENCE NORTH 47 DEG. 15 MIN. 25 SEC. WEST, ALONG SAID CUTBACK LINE, A DISTANCE OF 14.14 FEET TO A ½ INCH IRON ROD FOUND FOR THE NORTHWEST CUTBACK CORNER OF THE INTERSECTION OF THE SAID NORTH RIGHT-OF-WAY LINE OF SAID F.M. NO. 529 AND THE EAST RIGHT-OF-WAY LINE OF LAKEVIEW HAVEN DRIVE, BASED ON A WIDTH OF 60 FEET, AND BEING THE MOST WESTERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT:

THENCE NORTH 02 DEG. 15 MIN. 28 SEC. WEST, ALONG THE SAID RIGHT-OF-WAY LINE, SAME BEING THE WEST LINE OF THE HEREIN DESCRIBED TRACT, A DISTANCE OF 162.30 FEET TO A 5/8-INCH IRON ROD FOUND FOR THE POINT OF CURVATURE FOR A CURVE TO THE LEFT;

THENCE ALONG A CURVE TO THE LEFT AND BEING IN THE SAID RIGHT-OF-WAY LINE, HAVING A RADIUS OF 830.00 FEET, A CENTRAL ANGLE OF 12 DEG. 18 MIN. 39 SEC., AN ARC LENGTH OF 178.34 FEET, AND A LONG CHORD WHICH BEARS NORTH 08 DEG. 24 MIN. 48 SEC. WEST, 177.99 FEET TO A 5/8 INCH IRON FOUND FOR THE SOUTHWEST CORNER OF A 3.4478 ACRE TRACT CONVEYED TO ST. MARY COPTIC ORTHODOX CHURCH OF HOUSTON BY INSTRUMENT RECORDED UNDER COUNTY CLERK'S FILE NO. P215564 (FILM CODE NO. 159-54-3284) OF THE SAID OFFICIAL PUBLIC RECORDS, AS A PART OF RESTRICTED RESERVE "B" OF SAID PLAT, SAID 5/8 INCH IRON ROD BEING THE NORTHWEST CORNER OF THE HEREIN DESCRIBED TRACT:

THENCE NORTH 87 DEG. 44 MIN. 32 SEC. EAST, PARALLEL TO THE NORTH RIGHT-OF-WAY LINE OF SAID F.M. NO. 529 AND IN THE NORTH LINE OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTH LINE OF THE SAID 3.4478 ACRE TRACT, A DISTANCE OF 319.09 FEET TO A ½-INCH IRON ROD FOUND BEING THE

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NORTHWEST CORNER OF RESTRICTED RESERVE "D", THE SOUTHEAST CORNER OF THE RESTRICTED RESERVE "B" AND BEING THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT:

THENCE SOUTH 02 DEG. 15 MIN. 28 SEC. EAST, ALONG THE EAST LINE OF THE HEREIN DESCRIBED TRACT, SAME BEING THE WEST LINE OF THE SAID 3.945 ACRE TRACT, A DISTANCE OF 349.27 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.430 ACRES (105,853 SQUARE FEET) OF LAND.

TRACT II:

A 2.1982 ACRES (95,754 SQUARE FOOT) TRACT OF LAND LOCATED IN THE MICHAEL MCCORMICK SURVEY, ABSTRACT NO. 533, HARRIS COUNTY, TEXAS, ALSO BEING ALL OF RESERVE "D" OF TIMBER CREEK PLACE, SECTION ONE (1), A SUBDIVISION PER MAP OR PLAT THEREOF RECORDED IN VOLUME 305, PAGE 95 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, SAID 2.1982 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEING A 2.1982 ACRE (95,754 SQUARE FOOT) TRACT OF LAND LOCATED IN THE MICHAEL MCCORMICK SURVEY, ABSTRACT NO. 533, HARRIS COUNTY, TEXAS, ALSO BEING ALL RESERVE "D" OF TIMBER CREEK PLACE, SECTION ONE, A SUBDIVISION PER MAP OR PLAT THEREOF RECORDED IN VOLUME 305, PAGE 95 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, SAID 2.1982 ACRE TRACT OF LAND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 5/8 INCH ROD FOUND IN THE EAST RIGHT-OF-WAY LINE OF STATE HIGHWAY 6, BASED ON A WIDTH OF 120 FEET, FOR THE NORTHWEST CORNER OF SAID SECTION ONE AND THE HEREIN DESCRIBED TRACT;

THENCE NORTH 89° 52' 26" E, ALONG THE NORTH LINE OF THE HEREIN DESCRIBED TRACT, SAME BEING THE SOUTH LINE OF A 3.0657 ACRE TRACT OF LAND CONVEYED TO GARY SHUE, TR. BY AN INSTRUMENT RECORDED UNDER COUNTY CLERK'S FILE NO. M737049 (FILM CODE NO. 182-80-2508) OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS, A DISTANCE OF 375.00 FEET TO A 5/8 INCH IRON ROD FOUND FOR THE NORTHWEST CORNER OF UNRESTRICTED RESERVE "E" OF SAID SECTION ONE, AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT:

THENCE SOUTH 04° 48' 05" WEST, ALONG AND WITH THE WEST LINE OF SAID RESERVE "E", SAME BEING THE EAST LINE OF THE HEREIN DESCRIBED TRACT, AND GENERALLY ALONG AND WITH A 6 FOOT HIGH CHAIN LINK FENCE AND PARTIALLY ALONG AND WITH THE BACK OF CURB OF THE ADJACENT PARKING AREA, A DISTANCE OF 275.35 FEET TO A 5/8 INCH ROD FOUND IN THE ARC OF A CURVE TO THE LEFT IN THE NORTH RIGHT-OF-WAY LINE OF TIMBER CREEK PLACE DRIVE (BASED ON A VARIABLE WIDTH) FOR THE SOUTHWEST CORNER OF THE SAID RESERVE "E", SAME BEING THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT AND THE BEGINNING OF A CURVE TO THE LEFT WHOSE CENTER BEARS SOUTH 13° 01' 16" WEST;

THENCE IN WESTERLY DIRECTION ALONG THE ARC OF SAID CURVE TO THE LEFT, HAVING A RADIUS OF 200.00 FEET, AN ARC LENGTH OF 45.40 FEET, A CENTRAL ANGLE OF 13° 00' 23", AND A LONG CHORD WHICH BEARS NORTH 83° 29' 04" WEST, 45.30 FEET TO A 5/8 INCH IRON ROD FOUND FOR THE POINT OF TANGENCY OF THE SAID CURVE, SAME BEING THE SOUTH LINE OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 87° 13' 18" WEST, CONTINUING ALONG THE SAID RIGHT-OF-WAY LINE, A DISTANCE OF 207.25 FEET TO A "X" CUT IN CONCRETE FOR AN ANGLE CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 89° 59' 15" WEST, CONTINUING ALONG THE SAID NORTH RIGHT-OF-WAY, A DISTANCE OF 90.00 FEET TO A ½ INCH IRON ROD FOUND IN THE SOUTHEASTERLY CUT-BACK CORNER AND THE MOST SOUTHERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 44° 59' 15" WEST, ALONG THE CUT-BACK LINE, A DISTANCE OF 14.14 FEET TO A ½" IRON ROD FOUND IN THE SAID EAST RIGHT-OF-WAY LINE OF STATE HIGHWAY 6 FOR THE NORTHWESTERLY CUTBACK CORNER AND THE MOST WESTERLY SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 00° 00' 45" EAST, ALONG THE SAID EAST RIGHT-OF-WAY, SAME BEING THE WEST LINE OF THE HEREIN DESCRIBED TRACT, A DISTANCE OF 248.36 FEET TO THE PLACE OF BEGINNING, CONTAINING 2.1982 ACRES (95,754 SQUARE FEET) OF LAND.

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EXHIBIT ”B”

REVIEW ITEMS

To the extent that the following are in the custody or control of Seller or Seller’s representatives, and subject to the limitations set forth in Section 7.B. of the Agreement, Seller shall deliver the following Review Items related to the Real Property to Purchaser (for the avoidance of doubt, Seller will provide all such Review Items in Seller’s or Seller’s representatives’ possession as of the Effective Date and should any such items and/or information be delivered after the initial provision of the Review Items in Seller’s or Seller’s representatives’ possession as of the Effective Date, such supplemental delivery shall not extend any review periods specified in the Agreement):

•

copy of the current rent roll, unless the property is 100% vacant

•

copy of the current aging report

•

copy of Income and Expense Statements for the period of Seller’s ownership

•

copies of any and all Contracts to be assigned to Purchaser at Closing, if any

•

copy of the Phase I Environmental Site Assessment dated June 26, 2013, and performed by Consolidated Consulting Group, LLC

•

copy of the survey dated June 17, 2013, and performed by Town & Country Surveyors, LLC

To the extent that the following are in custody or control of Seller or Seller’s representatives, Seller shall allow Purchaser and Purchaser’s consultants to review, examine and obtain copies of the following in offices of Seller’s representatives during the Review Period and Seller shall deliver the following to Purchaser upon Closing:

•

copies of the current lease files for all tenants, if any

•

copies of any and all service and maintenance agreements or contracts, if any, specifically excluding any leasing and/or property management contracts

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EXHIBIT “C”

TENANT ESTOPPEL

The undersigned __________________________ (“Tenant”) hereby certifies to [Insert Seller’s Name] (“Landlord”), and to [Insert Purchaser’s Name] (“Purchaser”), as follows:

1.

Tenant leases that certain space (the “Premises”) in the [office building and/or shopping center] known as “[Insert Property name]” located at [Insert Property address], as more particularly described in and under a certain Lease Agreement dated ________, entered into between Tenant and Landlord [as successor in interest to ______________], as landlord.  Attached hereto as Exhibit “A” is a true, correct and complete copy of the Lease Agreement, including all exhibits, supplements, riders and amendments, written or oral, to the Lease Agreement (collectively, the “Lease”).

2.

The Lease is presently in full force and effect.  There are no agreements, either oral or written, between Landlord and Tenant in respect to Tenant’s use of the Premises other than the Lease, as amended or modified.

3.

The term of the Lease commenced on _________, and is scheduled to end on _______.

4.

Tenant’s current monthly base rental obligation under the Lease is $___________.  Tenant last paid rent on ________________ for the month of __________.  Tenant’s current monthly payment of additional rental obligation for common area maintenance, taxes and insurance is $__________.  [if none, then state “None”]. That no rent is currently overdue or past due to Landlord.

5.

Tenant has no renewal, extension, purchase, first refusal, expansion or termination rights or options except as expressly set forth in the Lease.

6.

Tenant has not made and will not make any payment of rental under the Lease more than one month in advance of the date due.

7.

To the current knowledge of Tenant, neither Landlord nor Tenant is in default in any respect under the terms of the Lease, and there are no events or conditions existing which, with notice or the lapse of time, or both, could constitute a monetary or other default of Landlord under the Lease, or entitle Tenant to any counterclaims, offsets, or defenses against the prompt payment of rent.

8.

Tenant has not sublet the Premises, or any portion of the Premises, or assigned the Lease, or any rights therein, to any sublessee or assignee, and Tenant has not hypothecated its interest in the Lease, other than as described below and approved by the Landlord.  _______ [if none, then state “None”].

9.

This Certificate shall inure to the benefit of Landlord, Purchaser, Purchaser’s lender, and their respective successors and assigns, and shall be binding upon Tenant and its successors and assigns.

Executed the ____ day of ____________________, 201__.

By:

_____________________________

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Name: _____________________________

Its:

____________________________

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EXHIBIT ”D”

NOTICE OF CONFIDENTIALITY RIGHTS:  IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OR ALL OF THE FOLLOWING INFORMATION FROM ANY INSTRUMENT THAT TRANSFERS AN INTEREST IN REAL PROPERTY BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS:  YOUR SOCIAL SECURITY NUMBER AND DRIVERS LICENSE NUMBER.

SPECIAL WARRANTY DEED

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17 (“Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) cash and other good and valuable consideration to it paid by ___________________ (“Grantee”), whose mailing address is ______________________, the receipt and sufficiency of which are hereby acknowledged and confessed, has GRANTED, BARGAINED, SOLD, and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto the Grantee that certain tract of land (“Land”) described on Exhibit A attached hereto and incorporated herein, together with all improvements thereon and all rights and appurtenances appertaining thereto, including all of Grantor’s right, title and interest in and to any adjacent or adjoining streets, alleys, or rights-of-ways and any strips or gores or any mineral rights, utilities, licenses and permits (herein collectively called the “Property”).

This conveyance is given and accepted subject to (i) the permitted exceptions set forth on Exhibit B attached hereto and incorporated herein, (ii) discrepancies, conflicts in boundary lines, shortages in area, encroachments and any state of facts which an accurate survey of the Property would disclose or which are shown on the public records, (iii) rights of tenants as tenants only, and (iv) laws, regulations, resolutions or ordinances, including, without limitation, building, zoning and environmental protection, as to the use, occupancy, subdivision, development, conversion or redevelopment of the Property imposed by any governmental authority (herein called the “Permitted Encumbrances”).

Grantee, by its acceptance hereof, agrees to assume and be solely responsible for payment of all ad valorem taxes pertaining to the Property for the calendar year 201__ and subsequent years; there having been a proper proration of same between Grantor and Grantee.

TO HAVE AND TO HOLD the Property and all improvements located thereon, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its legal representatives, successors, and assigns forever; and Grantor does hereby bind itself, its legal representatives, successors, and assigns to WARRANT AND FOREVER DEFEND all and singular the Property, subject to the Permitted Encumbrances, unto Grantee, its legal representatives, successors, and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor, but not otherwise.

OTHER THAN THE SPECIAL WARRANTY OF TITLE SET FORTH IN THIS DEED AND AS EXPRESSLY STATED IN THE AGREEMENT OF PURCHASE AND SALE WHEREBY GRANTEE AGREED TO PURCHASE FROM GRANTOR (THE “AGREEMENT”), AND GRANTOR AGREED TO SELL TO GRANTEE, THE PROPERTY, GRANTOR CONVEYS THE PROPERTY TO GRANTEE AND BY ACCEPTING THIS DEED, GRANTEE ACCEPTS THE

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PROPERTY AS-IS, WHERE-IS, WITH ALL FAULTS AND GRANTOR MAKES NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PHYSICAL CONDITION OR ANY OTHER ASPECT OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, (I) THE STRUCTURAL INTEGRITY OF ANY IMPROVEMENTS ON THE PROPERTY, (II) THE MANNER, CONSTRUCTION, CONDITION, AND STATE OF REPAIR OR LACK OF REPAIR OF ANY OF SUCH IMPROVEMENTS, (Ill) THE CONFORMITY OF THE IMPROVEMENTS TO ANY PLANS OR SPECIFICATIONS FOR THE PROPERTY, INCLUDING BUT NOT LIMITED TO ANY PLANS AND SPECIFICATIONS THAT MAY HAVE BEEN OR WHICH MAY BE PROVIDED TO GRANTEE, (IV) THE CONFORMITY OF THE PROPERTY TO PAST, CURRENT OR FUTURE APPLICABLE ZONING OR BUILDING CODE REQUIREMENTS OR THE COMPLIANCE WITH ANY OTHER LAWS, RULES, ORDINANCES, OR REGULATIONS OF ANY GOVERNMENT OR OTHER BODY, (V) THE FINANCIAL EARNING CAPACITY OR HISTORY OR EXPENSE HISTORY OF THE OPERATION OF THE PROPERTY, (VI) THE NATURE AND EXTENT OF ANY RIGHT-OF-WAY, LEASE, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION, OR OTHERWISE, (VII) THE EXISTENCE OF SOIL INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, SUSCEPTIBILITY TO LANDSLIDES, SUFFICIENCY OF UNDERSHORING, SUFFICIENCY OF DRAINAGE, (VIII) WHETHER THE PROPERTY IS LOCATED WHOLLY OR PARTIALLY IN A FLOOD PLAIN OR A FLOOD HAZARD BOUNDARY OR SIMILAR AREA, (IX) THE EXISTENCE OR NONEXISTENCE OF ASBESTOS, UNDERGROUND OR ABOVE GROUND STORAGE TANKS, HAZARDOUS WASTE OR OTHER TOXIC OR HAZARDOUS MATERIALS OF ANY KIND OR ANY OTHER ENVIRONMENTAL CONDITION OR WHETHER THE PROPERTY IS IN COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS, (X) THE PROPERTY’S INVESTMENT POTENTIAL OR RESALE POTENTIAL AT ANY FUTURE DATE, AT A PROFIT OR OTHERWISE, (XI) ANY TAX CONSEQUENCES OF OWNERSHIP OF THE PROPERTY OR (XII) ANY OTHER MATTER WHATSOEVER AFFECTING THE STABILITY, INTEGRITY, FITNESS FOR USE OR OTHER CONDITION OR STATUS OF THE LAND OR ANY BUILDINGS OR IMPROVEMENTS SITUATED ON ALL OR PART OF THE PROPERTY (COLLECTIVELY, THE “PROPERTY CONDITIONS”), AND BY ACCEPTING THIS DEED, GRANTEE HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY AND ALL ACTUAL OR POTENTIAL RIGHTS GRANTEE MIGHT HAVE REGARDING ANY FORM OF WARRANTY, EXPRESS OR IMPLIED OR ARISING BY OPERATION OF LAW, INCLUDING, BUT IN NO WAY LIMITED TO ANY WARRANTY OF CONDITION, HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO THE PROPERTY, ITS IMPROVEMENTS OR THE PROPERTY CONDITIONS, SUCH WAIVER BEING ABSOLUTE, COMPLETE, TOTAL AND UNLIMITED IN ANY WAY, EXCEPT TO THE EXTENT OTHERWISE PROVIDED IN THE AGREEMENT.

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WITNESS THE EXECUTION HEREOF as of the ______ day of ____________, 201__.

GRANTOR:

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17

By:

C-III Asset Management LLC (f/k/a Centerline Servicing Inc.), a Delaware limited liability company, in its capacity as general special servicer pursuant to that certain Pooling and Servicing Agreement dated September 1, 2007

By:

Dan Littauer, Servicing Officer

STATE OF TEXAS

)

) ss.

COUNTY OF DALLAS

)

This instrument was acknowledged before me on ____________, 201__, by Dan Littauer, Servicing Officer of C-III Asset Management LLC, in its capacity as special servicer for U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17.

[seal]

Notary Public – State of Texas

My commission expires:

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EXHIBIT A TO SPECIAL WARRANTY DEED

LAND DESCRIPTION

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EXHIBIT B TO SPECIAL WARRANTY DEED

PERMITTED ENCUMBRANCES

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EXHIBIT ”E”

ASSIGNMENT AND ASSUMPTION OF
LEASES AND CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS (“Assignment”) is made by and between U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17 (“Assignor”) and ________________________________________________ _______________ (“Assignee”).

RECITALS

1.

Concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee, by Special Warranty Deed (“Deed”) that certain tract of land (“Real Property”) more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (“Improvements”) and the personal property owned by Assignor upon the Real Property or within the Improvements (“Personal Property”).

2.

Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain, all of Assignor’s right, title and interest in and to the Leases and Contracts (as hereinafter defined), subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET OVER, and DELIVER unto Assignee all of Assignor’s right, title and interest, if any, in and to the following:

(a)

all oral or written agreements pursuant to which any portion of the Real Property or Improvements is used or occupied by anyone other than Assignor (collectively, “Leases”); provided, however, that Assignor reserves and retains for itself all claims and causes of action accruing to Assignor with respect to the Leases prior to the effective date hereof; and

(b)

all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of the Real Property, Improvements or Personal Property, including specifically, without limitation, all assignable equipment leases (collectively, “Contracts”); provided, however, that Assignor makes no representation or warranty with respect to the assignability of any of the Leases and Contracts.

By execution of this Assignment, Assignee assumes and agrees to perform all of the covenants, agreements and obligations under the Leases and Contracts binding on Assignor or the Real Property, Improvements, or Personal Property (such covenants, agreements and obligations being herein collectively referred to as the “Contractual Obligations”), as such Contractual Obligations shall arise or accrue from and after the date of this Assignment.

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Without limiting the generality of the preceding sentence, Assignee acknowledges the responsibility for all security deposits described in the Leases and agrees to apply same in accordance with the terms of the Leases.  Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney’s fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time from and after the date of this Assignment.

Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney’s fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time prior to the date of this Assignment.

This Assignment may be executed in multiple counterparts and by electronic (PDF) transmission, each of which shall, for all purposes, be deemed an original, but which together shall constitute one and same instrument.

ASSIGNEE ACKNOWLEDGES THAT IT HAS INSPECTED THE LEASES AND CONTRACTS AND THAT THIS ASSIGNMENT IS MADE BY ASSIGNOR AND ACCEPTED BY ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, AND WITHOUT RECOURSE AGAINST ASSIGNOR, EXCEPT AS EXPRESSLY SET FORTH HEREIN.

[Signatures Page Follows]

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EXECUTED to be effective as of the _____ day of ____________, 201__.

ASSIGNOR:

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17

By:

C-III Asset Management LLC (f/k/a Centerline Servicing Inc.), a Delaware limited liability company, in its capacity as general special servicer pursuant to that certain Pooling and Servicing Agreement dated September 1, 2007

By:

Dan Littauer, Servicing Officer

ASSIGNEE:

By:

Name:

Title:

Agreement of Purchase and Sale

1751891_4

STATE OF TEXAS

)

) ss.

COUNTY OF DALLAS

)

This instrument was acknowledged before me on ____________, 201__, by Dan Littauer, Servicing Officer of C-III Asset Management LLC, in its capacity as special servicer for U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17.

[seal]

Notary Public – State of Texas

My commission expires:

STATE OF _________

)

) ss.

COUNTY OF _______

)

This instrument was acknowledged before me on ____________, 201__, by ____________________, ________________________ of __________________________, a ________________________________, on behalf of said ___________________________.

[seal]

Notary Public – State of Texas

My commission expires:

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EXHIBIT A TO ASSIGNMENT AND ASSUMPTION OF LEASES AND CONTRACTS

LAND DESCRIPTION

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EXHIBIT ”F”

BILL OF SALE AND ASSIGNMENT

THIS BILL OF SALE AND ASSIGNMENT (“Bill of Sale”) is made from U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17 (“Assignor”) to __________________________ (“Assignee”).

RECITALS

1.

Concurrently with the execution and delivery of this Bill of Sale, Assignor is conveying to Assignee, by Special Warranty Deed (“Deed”) that certain tract of land (“Real Property”) more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (“Improvements”).

2.

Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain the Assigned Properties (as hereafter defined), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee all of Assignor’s right, title and interest, if any, in and to the following (collectively, “Assigned Properties”):

(a)

All of Assignor’s right, title and interest in the personal property upon the Real Property or within the Improvements, including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, tools and supplies, and other items of personal property (excluding leased personal property, cash and the Excluded Assets, as defined in the Agreement) used in connection with the operation of the Real Property and the Improvements (collectively, “Personal Property”) and the Permits (as defined in the Agreement of Purchase and Sale dated ____________, 2014, relating to the Real Property (the “Agreement”));

(b)

All of Assignor’s right, title and interest in and to all warranties and guaranties (express or implied) issued in connection with the Improvements or the Personal Property to the extent assignable without cost to Assignor (collectively, “Warranties”); provided, however, that Assignor makes no representation or warranty with respect to the existence, availability or assignability of any Warranties;

(c)

To the extent assignable, all of Assignor’s right, title and interest in the names “Timbercreek Atrium” and “Copperfield Building,” provided, however, that Assignor makes no representation or warranty with respect to the existence, availability or assignability of such name.

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ASSIGNOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE IN RESPECT OF THE PERSONAL PROPERTY, AND THE SAME IS SOLD IN “AS IS, WHERE IS” CONDITION, WITH ALL FAULTS.  BY EXECUTION OF THIS BILL OF SALE, ASSIGNEE AFFIRMS THAT IT HAS NOT RELIED ON ASSIGNOR’S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PERSONAL PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT ASSIGNOR MAKES NO WARRANTY THAT THE PERSONAL PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE, AND THAT THE PERSONAL PROPERTY IS BEING SOLD TO ASSIGNEE WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY.

This Bill of Sale may be executed in multiple counterparts and by electronic (PDF) transmission, each of which shall, for all purposes, be deemed an original, but which together shall constitute one and same instrument.

This Bill of Sale is made by Assignor and accepted by Assignee subject to the “Permitted Encumbrances” described in the Deed, to the extent that same are validly existing and affect the Assigned Properties.

[Signature Page Follows]

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EXECUTED to be effective as of the _____ day of ____________, 2014.

ASSIGNOR:

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17

By:

C-III Asset Management LLC (f/k/a Centerline Servicing Inc.), a Delaware limited liability company, in its capacity as general special servicer pursuant to that certain Pooling and Servicing Agreement dated September 1, 2007

By:

Dan Littauer, Servicing Officer

ASSIGNEE:

[Insert Purchaser’s Name]

By:

Name:

Title:

Agreement of Purchase and Sale

1751891_4

STATE OF TEXAS

)

) ss.

COUNTY OF DALLAS

)

This instrument was acknowledged before me on ____________, 201__, by Dan Littauer, Servicing Officer of C-III Asset Management LLC, in its capacity as special servicer for U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17.

[seal]

Notary Public – State of Texas

My commission expires:

STATE OF _________

)

) ss.

COUNTY OF _______

)

This instrument was acknowledged before me on ____________, 2014, by ____________________, ____________________ of _____________________, a _________________________, on behalf of said _____________________________.

[seal]

Notary Public

My commission expires:

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EXHIBIT A TO BILL OF SALE AND ASSIGNMENT

LAND DESCRIPTION

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EXHIBIT “G”

TENANT NOTIFICATION LETTER

_____________________, 201__

[Name and Address of Tenant]

Re:

Sale of [Insert Property Name], located at [Insert Property Address].

Ladies and Gentlemen:

Please be advised that _______________________, a _______________________ (“Purchaser”) has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease (the “Lease”) from [INSERT SELLER LEGAL NAME] (“Seller”), the previous owner thereof. In connection with such purchase, Seller has assigned its interest as landlord in the Lease to Purchaser and, to the extent in Seller’s possession or control, has transferred the security deposit set forth in your lease (the “Security Deposit”) to Purchaser. Purchaser specifically acknowledges responsibility for the Security Deposit, the intent of Purchaser and Seller being to relieve Seller of any liability for the return of the Security Deposit, whether or not the same was transferred to Purchaser.

All rental and other payments that become due subsequent to the date hereof should be payable to ____________________ and should be addressed as follows until otherwise notified in writing by Purchaser:

_______________________

_______________________

_______________________

______________________

In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to ___________________________ at the address above.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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Very truly yours,

SELLER:

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17

By:

C-III Asset Management LLC (f/k/a Centerline Servicing Inc.), a Delaware limited liability company, in its capacity as general special servicer pursuant to that certain Pooling and Servicing Agreement dated September 1, 2007

By:

Dan Littauer, Servicing Officer

PURCHASER:

,

a

By:

Name:

Title:

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EXHIBIT “H”

SELLER’S AFFIDAVIT

The undersigned affiant, on behalf of U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17 (hereinafter referred to as the “Seller”), after being duly sworn, hereby certifies as follows:

1)

That the undersigned has received __________ Title Insurance Company Commitment No. __________ dated _____________ (the “Commitment”).

2)

That to the actual knowledge of the undersigned, no work has been done or services or materials provided to the subject property at the instance of the Seller or others claiming by, through or under Seller for which payment will not be made, and to the actual knowledge of the undersigned, there are no existing or pending mechanic’s and/or material-men’s liens against the subject property, nor does the Seller have actual notice with respect to any lien of any nature being filed or intended to be filed on the subject property, by any party claiming by, through or under Seller.

3)

To the actual knowledge of the undersigned, Seller as of this date has not (a) transferred, assigned or conveyed its interest in the subject property by deed, contract, or otherwise to any other party, and (b) executed, or permitted anyone on its behalf, to execute any conveyance, option, mortgage, lien, security agreement, financing statement or encumbrance of or upon the subject property or any fixtures attached thereto which is now outstanding or enforceable against the subject property except as may be set forth in the Commitment.

4)

That to the actual knowledge of the undersigned, the Seller has made no contract to sell all or any part of the subject property to any person or party, and the Seller

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has not given to any other person or party an option to purchase all or any part of the subject property which is enforceable or exercisable now or at any time in the future except to ______________ [insert name of Purchaser] and assigns.

5)

That to the actual knowledge of the undersigned, there are no parties in possession of the subject property except those tenants/licenses set forth in the rent roll provided by Seller’s property manager attached hereto as Exhibit A.

6)

That to the actual knowledge of the undersigned, except as specifically disclosed in the rent roll or as otherwise disclosed to the Title Company, no unrecorded Leases contain provisions for options to purchase and/or rights of first refusal to purchase the subject property or any portion thereof, except as follows:  None.

7)

That the undersigned makes the foregoing certifications with the understanding that the Title Company shall rely upon such certifications.

As used herein, “actual knowledge” shall refer only to the current actual knowledge of the employee of the Dallas, Texas office of C-III Asset Management LLC (“C-III”) signing below after inquiry of the C-III asset manager assigned to the subject property and shall not be construed to refer to the knowledge of any other officer, agent or employee of Seller or C-III or any affiliate thereof, and shall not be construed to include any constructive, imputed or implied knowledge.

[Signature Page Follows]

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Executed this __ day of ___________, 20114.

SELLER:

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17

By:

C-III Asset Management LLC (f/k/a Centerline Servicing Inc.), a Delaware limited liability company, in its capacity as general special servicer pursuant to that certain Pooling and Servicing Agreement dated September 1, 2007

By:

Dan Littauer, Servicing Officer

STATE OF TEXAS

)

) ss.

COUNTY OF DALLAS

)

This instrument was acknowledged before me on ____________, 2014, by Dan Littauer, Servicing Officer of C-III Asset Management LLC, in its capacity as special servicer for U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, as successor-by-merger to LaSalle Bank National Association, as Trustee for the Registered Holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-PWR17.

[seal]

Notary Public – State of Texas

My commission expires:

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